Aristotle/Saul Global Opportunities Fund

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated February 28, 2020, to the

Prospectus and Statement of Additional Information (“SAI”),

both dated May 1, 2019, as supplemented,

and the Summary Prospectus dated May 3, 2019.

Important Notice Regarding Planned Changes in the Fund’s Name and Principal Investment Strategies.

On or about May 1, 2020, the name and principal investment strategies of the Aristotle/Saul Global Opportunities Fund (the “Fund”) will be changed as set forth below. Further information regarding these matters will be provided in the Fund’s revised Summary Prospectus, Prospectus and Statement of Additional Information dated on or about that date. The Fund’s investment objective to seek to maximize long term capital appreciation and income will remain the same.

Name Change:

The name of the Fund will be changed to Aristotle/Saul Global Equity Fund.

Principal Investment Strategies Changes:

The Fund’s principal investment strategies will be changed as follows:

Under normal circumstances, the Global Equity Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities. The Global Equity Fund primarily invests its assets in equity securities that are listed on an exchange or that are otherwise publicly traded in the United States or in a foreign country. The Global Equity Fund may also invest in exchange-traded funds (“ETFs”). ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on securities exchanges.

Under normal market conditions, the Global Equity Fund invests in at least three different countries, including emerging market countries, with at least 40% of its net assets invested in securities of issuers located outside the United States. The Global Equity Fund’s investments in foreign securities may include investments through American, European and Global Depository Receipts (“ADRs,” “EDRs,” and “GDRs,” respectively). Depository receipts represent interests in foreign securities held on deposit by banks.

In selecting investments for the Global Equity Fund, Aristotle Capital Management, LLC (the “Advisor” or “Aristotle Capital”), the Fund’s investment advisor, employs a fundamental, bottom-up approach. The Advisor focuses first on the quality of a company’s business and then considers whether the company’s securities are available at an attractive price relative to what the Advisor believes to be their fair value. The Advisor seeks to identify high quality businesses by focusing on companies with all or most of the following attributes: attractive business fundamentals; experienced, motivated company management; pricing power; sustainable competitive advantages; financial strength; and/or high or consistently improving market position, return on invested capital and operating margins. The Global Equity Fund may invest in companies of any market capitalizations but typically invests in companies with a market capitalization above $2 billion at initial investment.

The Global Equity Fund generally seeks favorable performance relative to its benchmarks, the MSCI All Country World Index (net) and the MSCI World Index (net). However, the Advisor is not constrained by the composition of either index in selecting investments for the Global Equity Fund.

Please file this Supplement with your records.